EXHIBIT 99.1



                 CONSENT OF PERSONS ABOUT TO BECOME DIRECTORS


               Pursuant to Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Current Report on Form 8-K of Aetna Services, Inc., formerly Aetna Life and Casualty Company, dated April 1, 1996 and incorporated by reference in Aetna Inc.'s Registration Statement on Form S-3 (Registration No. 333-07169) and Aetna Inc.'s and Aetna Services, Inc.'s Registration Statement on Form S-3 (Registration No. 333-07167).


Blue Bell, Pennsylvania

August 8, 1996


                                       /s/ Leonard Abramson
                                       ---------------------
                                       Leonard Abramson